UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 17, 2005
(Date of earliest event reported)

CGI HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-19980-D (Commission File No.)	87-0450450 (I.R.S. Employer Identification Number)

5 Revere Drive
Suite 510
Northbrook, Illinois 60062
(Address of Principal Executive Offices)

(847) 562-0177
(Registrant's telephone number, including area code)

100 North Waukegan Road
Suite 100
Lake Bluff, Illinois 60044
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        On May 17, 2005, CGI Holding Corporation, a Nevada corporation (the “Company”) issued a press release announcing its results of operations and financial condition for the three months ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release dated May 17, 2005 announcing results of operations and financial condition for the three months ended March 31, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2005

CGI HOLDING CORPORATION.
By:	/s/ Gerard M. Jacobs

Name:	Gerard M. Jacobs
Title:	President and Chief Executive Officer